NOTE 6 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Details
Net profit (loss) as reported in the statements of operations	$ 15,000	$ (40,000)	$ (23,000)
Statutory tax rate	23.00%	23.00%	23.00%
Income Tax under statutory tax rate	$ 3,400	$ (9,200)	$ (5,300)
Added to tax carried forward (less full valuation allowance)	(3,400)	9,200	5,300
Provision for income tax	$ 0	$ 0	$ 0